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                      GT GLOBAL THEME FUNDS: ADVISOR CLASS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997
                  SUPPLANTING SUPPLEMENT DATED AUGUST 6, 1997

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In  addition to the eligibility requirements listed under "Prospectus Summary --
Advisor Class Shares" and "How to Invest -- General," Advisor Class shares of GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Health Care Fund, GT Global Infrastructure Fund, GT Global Natural Resources Fund and GT Global Telecommunications Fund ("Telecommunications Fund") are offered through this Prospectus to GT Global New Dimension Fund.

THE FOLLOWING  REVISES  AND  SUPERSEDES, AS  APPLICABLE,  THE  DISCUSSION  UNDER
"MANAGEMENT"    WITH   RESPECT   TO    GLOBAL   INFRASTRUCTURE   PORTFOLIO   AND
TELECOMMUNICATIONS FUND:

Brian T. Nelson is the Portfolio Manager for Global Infrastructure Portfolio. Mr. Nelson joined Chancellor LGT Asset Management, Inc. (the "Manager") as a Senior Equity Research Analyst in April 1995. From 1988 to 1995, Mr. Nelson was an Equity Research Analyst and eventually a Co-Portfolio Manager with the Franklin/Templeton Funds.

Michael J. Mahoney is the Portfolio Manager for the Telecommunications Fund. Mr. Mahoney has been a Portfolio Manager of the Fund since 1993, and was an Investment Analyst for the Manager from 1991 to 1993.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Nelson was an employee only of Chancellor Capital.

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THESX709                                                      September 10, 1997